Exhibit 99.5

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Annual Report of The Pantry, Inc. on Form 10-K/A for the fiscal year ended September 27, 2001, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter J. Sodini, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

To the extent permitted by applicable law, the certifications above are limited to my knowledge.

/s/ PETER J. SODINI
Peter J. Sodini Chief Executive Officer August 12, 2002